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                                                                    EXHIBIT 99.4



CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated November 16, 2001, included in this Form 8-K of Inergy, L.P., relating to the consolidated financial statements of Independent Propane Company Holdings and subsidiaries ("IPCH"). It should be noted that we have not audited any financial statements of IPCH subsequent to September 30, 2001, or performed any audit procedures subsequent to the date of our report.



/s/  Arthur Andersen LLP

Dallas, Texas,
 March 1, 2002